Exhibit 99.1

News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS NET INCOME OF $10.6 MILLION FOR THE SECOND QUARTER

OLNEY, MARYLAND, July 21, 2016 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today reported net income for the second quarter of 2016 of $10.6 million ($0.44 per diluted share) compared to net income of $10.3 million ($0.42 per diluted share) for the second quarter of 2015 and net income of $10.8 million ($0.45 per diluted share) for the first quarter of 2016.

For the six months ended June 30, 2016, net income was $21.5 million ($0.89 per diluted share) compared to net income of $21.6 million ($0.87 per diluted share) for the first six months of 2015.

“During the second quarter, pre-tax, pre-provision income climbed to its highest level since the third quarter of 2013, a quarter which included the effect of significant loan related recoveries. This quarter’s pre-tax, pre-provision income was driven by significant loan and deposit growth. This growth enabled us to shift assets from the investment portfolio to higher yielding loans during the quarter,” said Dan Schrider, President and Chief Executive Officer.

“These core activities coupled with the restructuring of borrowings with lower rates and a reduced reliance on borrowed funds during the quarter should make a positive contribution to our prospective earnings run rate,” said Schrider.

Second Quarter Highlights:

•	Pre-tax, pre-provision income increased 11% compared with the second quarter of 2015 and 8% compared to the first quarter of 2016.

•	Total loans increased 12% compared to the second quarter of 2015 and 3% compared to the first quarter of 2016. Commercial loans increased 15% and residential loans increased 9% over the prior year.

•	Total deposits grew 8% from the prior year and 3% from the prior quarter.

•	The net interest margin was 3.51% for the second quarter of 2016, compared to 3.42% for the second quarter of 2015 and 3.44% for the first quarter of 2016.

•	During the second quarter, the Company prepaid $35 million in FHLB advances and extinguished $5 million in subordinated debentures. These transactions were essentially neutral with respect to net income for the quarter; however, they will have a positive impact on future interest expense.

Review of Balance Sheet and Credit Quality

Total assets grew 5% to $4.7 billion at June 30, 2016 compared to $4.5 billion at June 30, 2015. This growth was driven by a 12% increase in the loan portfolio as total loans ended the period at $3.7 billion.

At June 30, 2016, combined noninterest-bearing and interest-bearing checking account balances, an important performance driver of multiple-product banking relationships with clients, increased 8% compared to balances at June 30, 2015. Total deposits and certain other short-term borrowings that comprise the funding sources derived from customers, increased 8% compared to June 30, 2015.

Tangible common equity totaled $439 million at June 30, 2016 compared to $435 million at June 30, 2015. The ratio of tangible common equity to tangible assets decreased to 9.44% at June 30, 2016 from 9.84% at June 30, 2015 due primarily to the growth in assets and share repurchases over the preceding 12 months. Dividends per common share were $0.48 per share for the first six months of 2016 compared to $0.44 per common share for the first six months of 2015, a 9% increase. At June 30, 2016, the Company had a total risk-based capital ratio of 13.57%, a common equity tier 1 risk-based capital ratio of 11.63%, a tier 1 risk-based capital ratio of 12.42% and a tier 1 leverage ratio of 10.29%.

Non-performing loans totaled $31.4 million at June 30, 2016 compared to $37.3 million at June 30, 2015 and $34.5 million at December 31, 2015. The level of non-performing loans to total loans decreased to 0.85% at June 30, 2016 compared to 1.13% at June 30, 2015 primarily due to the growth in the overall loan portfolio.

Loan charge-offs, net of recoveries, totaled $1.3 million for the second quarter of 2016 compared to negligible net recoveries for the second quarter of 2015 and $0.4 million in charge-offs for the first quarter of 2016. The allowance for loan and lease losses represented 1.18% of outstanding loans and leases and 138% of non-performing loans at June 30, 2016 compared to 1.18% of outstanding loans and leases and 104% of non-performing loans at June 30, 2015. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the second quarter of 2016 increased 8% compared to the second quarter of 2015. The net interest margin was 3.51% for the second quarter of 2016 compared to 3.42% for the second quarter of 2015 due primarily to a combination of loan growth and the previously mentioned prepayment of FHLB advances and subordinated debentures.

The provision for loan and lease losses was $3.0 million for the second quarter of 2016 compared to a charge of $1.2 million for the second quarter of 2015 and $1.2 million for the first quarter of 2016. The increase in the current quarter’s charge versus the prior year’s quarter reflects the growth in the loan portfolio.

Non-interest income increased to $12.8 million for the second quarter of 2016 compared to $12.1 million for the second quarter of 2015. The increase in non-interest income for the quarter compared to the prior year quarter was due primarily to a $1.2 million gain on the extinguishment of $5 million in subordinated debentures. Excluding this transaction, non-interest income decreased 5% as income from wealth management decreased due to the sale of a portion of the assets under management which occurred in the first quarter of 2016.

Non-interest expenses increased 5% to $30.9 million for the second quarter of 2016 compared to $29.5 million in the second quarter of 2015. This increase was driven by the prepayment penalties of $1.4 million for the early payoff of $35 million in high-rate FHLB advances during the second quarter. Excluding the prepayment penalties, non-interest expenses remained level compared to the prior year quarter. The non-GAAP efficiency ratio was 59.12% for the second quarter of 2016 compared to 61.35% for the second quarter of 2015.

Net interest income for the first six months of 2016 increased 8% compared to the first six months of 2015 due primarily to an increase in average loans, which was funded, in part, by a decrease in lower-yielding investment securities. As a result, net interest margin was 3.47% for the first six months of 2016 compared to 3.43% for the first six months of 2015.

The provision for loan and lease losses was a charge of $4.2 million for the first six months of 2016 compared to a charge of $1.8 million for the first six months of 2015 reflecting the growth in the loan portfolio over the prior year period.

Non-interest income increased 3% to $26.1 million for the first six months of 2016 compared to $25.3 million for the first six months of 2015. This increase was driven by $1.9 million in gains on securities sales and the extinguishment of subordinated debentures discussed previously. Excluding these transactions, non-interest income decreased 9% due to a decrease in income from wealth management resulting from the sale of a portion of the assets under management and a decrease in income from mortgage banking as mortgage sales volumes declined.

Non-interest expenses increased 8% to $63.2 million for the first six months of 2016 compared to $58.7 million for the first six months of 2015. This increase was due largely to prepayment penalties of $3.2 million for the early payoff of $75 million in high-rate FHLB advances. Excluding the prepayment penalties, non-interest expenses increased 2% over the prior year period. The current year-to-date period included increases in salaries and benefits and equipment expenses. The non-GAAP efficiency ratio was 60.47% for the first six months of 2016 compared to 60.75% for the first six months of 2015.

Conference Call

The Company’s management will host a conference call to discuss its second quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-866-235-9910. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) August 4, 2016. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10088183.

About Sandy Spring Bancorp, Inc.

Sandy Spring Bancorp, Inc., headquartered in Olney, Maryland, is the holding company for Sandy Spring Bank. Independent and community-oriented, Sandy Spring Bank offers a broad range of commercial banking, retail banking, mortgage and trust services throughout central Maryland, Northern Virginia, and the greater Washington, D.C. market. Through its subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc., Sandy Spring Bank also offers a comprehensive menu of insurance and wealth management services. With $4.7 billion in assets, the bank operates 45 community offices and six financial centers across the region. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email:   DSchrider@sandyspringbank.com

             PMantua@sandyspringbank.com

Web site: www.sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2015, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%
(Dollars in thousands, except per share data)	2016	2015	Change	2016	2015	Change
Results of Operations:
Net interest income	$36,732	$33,933	8%	$72,854	$67,306	8%
Provision for loan and lease losses	2,957	1,218	143	4,193	1,815	131
Non-interest income	12,751	12,109	5	26,114	25,268	3
Non-interest expenses	30,871	29,477	5	63,188	58,721	8
Income before income taxes	15,655	15,347	2	31,587	32,038	(1)
Net income	10,647	10,333	3	21,460	21,558	-

Pre-tax pre-provision income	$18,612	$16,727	11	$35,780	$34,215	5

Return on average assets	0.92%	0.93%		0.92%	0.99%
Return on average common equity	8.21%	8.02%		8.25%	8.37%
Net interest margin	3.51%	3.42%		3.47%	3.43%
Efficiency ratio - GAAP basis (1)	62.39%	64.02%		63.85%	63.43%
Efficiency ratio - Non-GAAP basis (1)	59.12%	61.35%		60.47%	60.75%

Per share data:
Basic net income	$0.45	$0.42	7%	$0.90	$0.87	3%
Diluted net income	$0.44	$0.42	5	$0.89	$0.87	2
Average fully diluted shares	24,108,668	24,689,762	(2)	24,165,675	24,867,988	(3)
Dividends declared per share	$0.24	$0.22	9	$0.48	$0.44	9
Book value per share	22.18	21.12	5	22.18	21.12	5
Tangible book value per share	18.40	17.71	4	18.40	17.71	4
Outstanding shares	23,874,650	24,562,471	(3)	23,874,650	24,562,471	(3)

Financial Condition at period-end:
Investment securities	$734,828	$878,284	(16)%	$734,828	$878,284	(16)%
Loans and leases	3,672,624	3,288,865	12	3,672,624	3,288,865	12
Interest-earning assets	4,461,180	4,222,667	6	4,461,180	4,222,667	6
Assets	4,739,449	4,507,367	5	4,739,449	4,507,367	5
Deposits	3,510,141	3,247,346	8	3,510,141	3,247,346	8
Interest-bearing liabilities	2,996,893	2,851,750	5	2,996,893	2,851,750	5
Stockholders' equity	529,479	518,873	2	529,479	518,873	2

Capital ratios:
Tier 1 leverage (4)	10.29%	10.83%		10.29%	10.83%
Tier 1 capital to risk-weighted assets (4)	12.42%	13.54%		12.42%	13.54%
Total regulatory capital to risk-weighted assets (4)	13.57%	14.65%		13.57%	14.65%
Common equity tier 1 capital to risk-weighted assets (4)	11.63%	12.53%		11.63%	12.53%
Tangible common equity to tangible assets (2)	9.44%	9.84%		9.44%	9.84%
Average equity to average assets	11.18%	11.65%		11.18%	11.78%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.18%	1.18%		1.18%	1.18%
Non-performing loans to total loans	0.85%	1.13%		0.85%	1.13%
Non-performing assets to total assets	0.69%	0.93%		0.69%	0.93%
Allowance for loan and lease losses to non-performing loans	138.36%	103.71%		138.36%	103.71%
Annualized net charge-offs to average loans and leases (3)	0.15%	-%		0.10%	0.06%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional efficiency ratio - Non-GAAP basis excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.
(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.
(4)	Estimated ratio at June 30, 2016

Sandy Spring Bancorp, Inc. and Subsidiaries

RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands)	2016	2015	2016	2015
Pre-tax pre-provision income:
Net income	$10,647	$10,333	$21,460	$21,558
Plus non-GAAP adjustment:
Litigation expenses	-	162	-	362
Income taxes	5,008	5,014	10,127	10,480
Provision (credit) for loan and lease losses	2,957	1,218	4,193	1,815
Pre-tax pre-provision income	$18,612	$16,727	$35,780	$34,215

Efficiency ratio - GAAP basis:
Non-interest expenses	$30,871	$29,477	$63,188	$58,721

Net interest income plus non-interest income	$49,483	$46,042	$98,968	$92,574

Efficiency ratio - GAAP basis	62.39%	64.02%	63.85%	63.43%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$30,871	$29,477	$63,188	$58,721
Less non-GAAP adjustment:
Amortization of intangible assets	28	106	60	213
Loss on FHLB Redemption	1,416		3,167
Litigation expenses	-	162	-	362
Non-interest expenses - as adjusted	$29,427	$29,209	$59,961	$58,146

Net interest income plus non-interest income	$49,483	$46,042	$98,968	$92,574
Plus non-GAAP adjustment:
Tax-equivalent income	1,640	1,589	3,304	3,153
Less non-GAAP adjustments:
Securities gains	150	19	1,919	19
Gain on redemption of subordinated debentures	1,200	-	1,200	-
Net interest income plus non-interest income - as adjusted	$49,773	$47,612	$99,153	$95,708

Efficiency ratio - Non-GAAP basis	59.12%	61.35%	60.47%	60.75%

Tangible common equity ratio:
Total stockholders' equity	$529,479	$518,873	$529,479	$518,873
Accumulated other comprehensive income	(5,886)	592	(5,886)	592
Goodwill	(84,171)	(84,171)	(84,171)	(84,171)
Other intangible assets, net	(77)	(296)	(77)	(296)
Tangible common equity	$439,345	$434,998	$439,345	$434,998

Total assets	$4,739,449	$4,507,367	$4,739,449	$4,507,367
Goodwill	(84,171)	(84,171)	(84,171)	(84,171)
Other intangible assets, net	(77)	(296)	(77)	(296)
Tangible assets	$4,655,201	$4,422,900	$4,655,201	$4,422,900

Tangible common equity ratio	9.44%	9.84%	9.44%	9.84%

Outstanding common shares	23,874,650	24,562,471	23,874,650	24,562,471
Tangible book value per common share	$18.40	$17.71	$18.40	$17.71

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION  - UNAUDITED

	June 30,	December 31,	June 30,
(Dollars in thousands)	2016	2015	2015
Assets
Cash and due from banks	$53,334	$46,956	$53,569
Federal funds sold	832	472	472
Interest-bearing deposits with banks	39,406	25,454	35,601
Cash and cash equivalents	93,572	72,882	89,642
Residential mortgage loans held for sale (at fair value)	13,490	15,457	19,445
Investments available-for-sale (at fair value)	700,486	592,049	625,819
Investments held-to-maturity -- fair value of $211,704 and $217,880 at December 31, 2015
and June 30, 2015, respectively	-	208,265	216,866
Other equity securities	34,342	41,336	35,599
Total loans and leases	3,672,624	3,495,370	3,288,865
Less: allowance for loan and lease losses	(43,384)	(40,895)	(38,713)
Net loans and leases	3,629,240	3,454,475	3,250,152
Premises and equipment, net	53,055	53,214	51,609
Other real estate owned	1,311	2,742	4,514
Accrued interest receivable	13,399	13,443	13,144
Goodwill	84,171	84,171	84,171
Other intangible assets, net	77	138	296
Other assets	116,306	117,208	116,110
Total assets	$4,739,449	$4,655,380	$4,507,367

Liabilities
Noninterest-bearing deposits	$1,176,135	$1,001,841	$1,092,413
Interest-bearing deposits	2,334,006	2,261,889	2,154,933
Total deposits	3,510,141	3,263,730	3,247,346
Securities sold under retail repurchase agreements and federal funds purchased	117,887	109,145	111,817
Advances from FHLB	515,000	685,000	550,000
Subordinated debentures	30,000	35,000	35,000
Accrued interest payable and other liabilities	36,942	38,078	44,331
Total liabilities	4,209,970	4,130,953	3,988,494

Stockholders' Equity

Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 23,874,650, 24,295,971 and 24,562,471 at June 30, 2016, December 31, 2015 and June 30, 2015, respectively	23,875	24,296	24,562
Additional paid in capital	164,040	175,588	181,504
Retained earnings	335,678	325,840	313,399
Accumulated other comprehensive income (loss)	5,886	(1,297)	(592)
Total stockholders' equity	529,479	524,427	518,873
Total liabilities and stockholders' equity	$4,739,449	$4,655,380	$4,507,367

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands, except per share data)	2016	2015	2016	2015
Interest Income:
Interest and fees on loans and leases	$36,928	$33,031	$73,134	$65,170
Interest on loans held for sale	64	132	198	208
Interest on deposits with banks	54	22	107	44
Interest and dividends on investment securities:
Taxable	2,840	3,850	6,126	7,427
Exempt from federal income taxes	1,916	1,814	3,889	4,072
Interest on federal funds sold	1	-	2	-
Total interest income	41,803	38,849	83,456	76,921
Interest Expense:
Interest on deposits	2,041	1,367	3,878	2,561
Interest on retail repurchase agreements and federal funds purchased	72	60	138	110
Interest on advances from FHLB	2,739	3,266	6,113	6,502
Interest on subordinated debt	219	223	473	442
Total interest expense	5,071	4,916	10,602	9,615
Net interest income	36,732	33,933	72,854	67,306
Provision for loan and lease losses	2,957	1,218	4,193	1,815
Net interest income after provision for loan and lease losses	33,775	32,715	68,661	65,491
Non-interest Income:
Investment securities gains	150	19	1,919	19
Service charges on deposit accounts	1,956	1,839	3,859	3,721
Mortgage banking activities	1,106	822	1,641	2,000
Wealth management income	4,448	5,161	8,853	10,077
Insurance agency commissions	949	881	2,394	2,499
Income from bank owned life insurance	615	606	1,230	1,319
Bank card fees	1,220	1,220	2,309	2,277
Other income	2,307	1,561	3,909	3,356
Total non-interest income	12,751	12,109	26,114	25,268
Non-interest Expenses:
Salaries and employee benefits	17,221	17,534	35,451	34,833
Occupancy expense of premises	3,162	3,173	6,635	6,662
Equipment expenses	1,693	1,490	3,357	2,863
Marketing	662	942	1,343	1,473
Outside data services	1,355	1,102	2,718	2,363
FDIC insurance	649	654	1,286	1,285
Amortization of intangible assets	28	106	60	213
Litigation expenses	-	162	-	362
Other expenses	6,101	4,314	12,338	8,667
Total non-interest expenses	30,871	29,477	63,188	58,721
Income before income taxes	15,655	15,347	31,587	32,038
Income tax expense	5,008	5,014	10,127	10,480
Net income	$10,647	$10,333	$21,460	$21,558

Net Income Per Share Amounts:
Basic net income per share	$0.45	$0.42	$0.90	$0.87
Diluted net income per share	$0.44	$0.42	$0.89	$0.87
Dividends declared per share	$0.24	$0.22	$0.48	$0.44

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2016		2015
(Dollars in thousands, except per share data)	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the Quarter:
Tax-equivalent interest income	$43,443	$43,317	$42,736	$41,980	$40,438	$39,343
Interest expense	5,071	5,531	5,297	5,201	4,916	4,699
Tax-equivalent net interest income	38,372	37,786	37,439	36,779	35,522	34,644
Tax-equivalent adjustment	1,640	1,664	1,662	1,663	1,589	1,271
Provision for loan and lease losses	2,957	1,236	1,850	1,706	1,218	597
Non-interest income	12,751	13,363	12,243	12,390	12,109	13,159
Non-interest expenses	30,871	32,317	26,996	29,630	29,477	29,244
Income before income taxes	15,655	15,932	19,174	16,170	15,347	16,691
Income tax expense	5,008	5,119	6,372	5,175	5,014	5,466
Net income	$10,647	$10,813	$12,802	$10,995	$10,333	$11,225
Financial Performance:
Pre-tax pre-provision income	$18,612	$17,168	$16,638	$18,031	$16,727	$17,488
Return on average assets	0.92%	0.93%	1.11%	0.96%	0.93%	1.04%
Return on average common equity	8.21%	8.29%	9.73%	8.41%	8.02%	8.73%
Net interest margin	3.51%	3.44%	3.45%	3.43%	3.42%	3.44%
Efficiency ratio - GAAP basis (1)	62.39%	65.31%	56.22%	62.37%	64.02%	62.85%
Efficiency ratio - Non-GAAP basis (1)	59.12%	61.84%	63.08%	59.73%	61.35%	60.53%
Per Share Data:
Basic net income per share	$0.45	$0.45	$0.53	$0.45	$0.42	$0.45
Diluted net income per share	$0.44	$0.45	$0.52	$0.45	$0.42	$0.45
Average fully diluted shares	24,108,668	24,222,940	24,455,847	24,602,817	24,689,762	25,048,576
Dividends declared per common share	$0.24	$0.24	$0.24	$0.22	$0.22	$0.22
Non-interest Income:
Securities gains	$150	$1,769	$16	$1	$19	$-
Service charges on deposit accounts	1,956	1,903	1,950	1,936	1,839	1,882
Mortgage banking activities	1,106	535	548	566	822	1,178
Wealth management income	4,448	4,405	4,891	4,963	5,161	4,916
Insurance agency commissions	949	1,445	1,029	1,648	881	1,618
Income from bank owned life insurance	615	615	634	618	606	713
Bank card fees	1,220	1,089	1,177	1,198	1,220	1,057
Other income	2,307	1,602	1,998	1,460	1,561	1,795
Total Non-interest Income	$12,751	$13,363	$12,243	$12,390	$12,109	$13,159
Non-interest Expense:
Salaries and employee benefits	$17,221	$18,230	$18,437	$17,733	$17,534	$17,299
Occupancy expense of premises	3,162	3,473	3,061	3,086	3,173	3,489
Equipment expenses	1,693	1,664	1,608	1,600	1,490	1,373
Marketing	662	681	735	688	942	531
Outside data services	1,355	1,363	1,331	1,329	1,102	1,261
FDIC insurance	649	637	641	565	654	631
Amortization of intangible assets	28	32	52	107	106	107
Litigation expenses	-	-	(4,386)	155	162	200
Professional fees	1,447	1,138	1,322	1,089	1,199	1,209
Other real estate owned expenses	(5)	17	14	48	4	10
Other expenses	4,659	5,082	4,181	3,230	3,111	3,134
Total Non-interest Expense	$30,871	$32,317	$26,996	$29,630	$29,477	$29,244

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2016		2015
(Dollars in thousands)	Q2	Q1	Q4	Q3	Q2	Q1
Balance Sheets at Quarter End:
Residential mortgage loans	$820,618	$804,105	$796,358	$773,889	$744,195	$728,858
Residential construction loans	142,710	138,221	129,281	139,492	137,134	130,321
Commercial ADC loans	285,585	261,204	255,980	239,160	223,103	203,731
Commercial investor real estate loans	824,252	783,161	719,084	710,694	694,179	668,931
Commercial owner occupied real estate loans	700,599	675,560	678,027	680,601	643,973	618,846
Commercial business loans	451,711	451,239	465,765	423,855	409,795	385,452
Leasing	-	-	-	19	21	36
Consumer loans	447,149	447,198	450,875	444,729	436,465	428,531
Total loans and leases	3,672,624	3,560,688	3,495,370	3,412,439	3,288,865	3,164,706
Allowance for loan and lease losses	(43,384)	(41,766)	(40,895)	(39,661)	(38,713)	(37,475)
Loans held for sale	13,490	27,806	15,457	10,418	19,445	13,899
Investment securities	734,828	742,401	841,650	862,409	878,284	912,565
Interest-earning assets	4,461,180	4,447,063	4,378,403	4,339,375	4,222,667	4,125,549
Total assets	4,739,449	4,716,608	4,655,380	4,611,034	4,507,367	4,401,380
Noninterest-bearing demand deposits	1,176,135	1,084,746	1,001,841	1,068,299	1,092,413	1,017,566
Total deposits	3,510,141	3,412,308	3,263,730	3,275,668	3,247,346	3,109,892
Customer repurchase agreements	117,887	121,043	109,145	121,378	111,817	101,640
Total interest-bearing liabilities	2,996,893	3,073,605	3,091,034	2,973,747	2,851,750	2,818,966
Total stockholders' equity	529,479	522,392	524,427	523,594	518,873	521,768
Quarterly Average Balance Sheets:
Residential mortgage loans	$811,705	$807,443	$781,015	$754,007	$734,382	$724,248
Residential construction loans	142,854	134,708	133,812	134,448	137,216	132,456
Commercial ADC loans	272,090	261,687	247,612	227,545	218,341	206,105
Commercial investor real estate loans	788,785	750,821	717,742	704,068	668,883	645,163
Commercial owner occupied real estate loans	684,907	677,786	673,883	656,337	624,407	611,722
Commercial business loans	453,459	460,903	424,510	413,300	398,510	383,111
Leasing	-	-	17	19	28	44
Consumer loans	449,594	451,075	448,439	441,740	434,011	425,434
Total loans and leases	3,603,394	3,544,423	3,427,030	3,331,464	3,215,778	3,128,283
Loans held for sale	8,326	14,036	11,951	21,070	14,075	7,053
Investment securities	739,132	810,593	840,276	869,461	898,237	925,683
Interest-earning assets	4,394,879	4,411,796	4,320,674	4,261,939	4,162,963	4,097,648
Total assets	4,664,343	4,685,747	4,594,025	4,537,142	4,438,670	4,372,988
Noninterest-bearing demand deposits	1,082,762	1,021,471	1,058,215	1,063,500	1,023,042	986,688
Total deposits	3,429,897	3,300,131	3,285,299	3,263,993	3,128,562	3,056,186
Customer repurchase agreements	122,597	110,862	125,275	121,127	106,179	90,020
Total interest-bearing liabilities	3,020,505	3,103,710	2,968,555	2,906,348	2,852,414	2,817,575
Total stockholders' equity	521,387	524,309	521,786	518,619	516,940	521,346
Financial Measures:
Average equity to average assets	11.18%	11.19%	11.36%	11.43%	11.65%	11.92%
Investment securities to earning assets	16.47%	16.69%	19.22%	19.87%	20.80%	22.12%
Loans to earning assets	82.32%	80.07%	79.83%	78.64%	77.89%	76.71%
Loans to assets	77.49%	75.49%	75.08%	74.01%	72.97%	71.90%
Loans to deposits	104.63%	104.35%	107.10%	104.18%	101.28%	101.76%
Capital Measures:
Tier 1 leverage (1)	10.29%	10.23%	10.60%	10.65%	10.83%	11.00%
Tier 1 capital to risk-weighted assets (1)	12.42%	12.74%	13.13%	13.17%	13.54%	14.03%
Total regulatory capital to risk-weighted assets (1)	13.57%	13.86%	14.25%	14.27%	14.65%	15.14%
Common equity tier 1 capital to risk-weighted assets (1)	11.63%	11.79%	12.17%	12.20%	12.53%	12.99%
Book value per share	$22.18	$21.92	$21.58	$21.44	$21.12	$21.10
Outstanding shares	23,874,650	23,827,305	24,295,971	24,424,944	24,562,471	24,733,868

(1)	Estimated ratio at June 30, 2016

Sandy Spring Bancorp, Inc. and Subsidiaries

LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2016		2015
(Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$-	$-	$-	$-	$-	$-
Commercial real estate:
Commercial AD&C	-	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-	-
Commercial owner occupied real estate	-	-	-	-	-	-
Leasing	-	-	-	1	2	-
Consumer	2	1	-	-	7	-
Residential real estate:
Residential mortgage	-	-	-	-	-	-
Residential construction	-	-	-	-	-	-
Total loans and leases 90 days past due	2	1	-	1	9	-
Non-accrual loans and leases:
Commercial business	4,263	3,741	3,696	3,881	3,285	4,166
Commercial real estate:
Commercial AD&C	137	147	194	194	194	1,363
Commercial investor real estate	8,868	7,885	8,368	8,609	10,023	10,083
Commercial owner occupied real estate	5,678	7,149	6,340	7,932	8,423	8,974
Leasing	-	-	-	-	-	-
Consumer	2,600	2,715	2,193	1,621	1,214	1,962
Residential real estate:
Residential mortgage	6,186	9,329	8,822	7,488	7,780	3,235
Residential construction	202	412	418	770	780	788
Total non-accrual loans and leases	27,934	31,378	30,031	30,495	31,699	30,571
Total restructured loans - accruing	3,420	4,716	4,467	6,419	5,620	5,446
Total non-performing loans and leases	31,356	36,095	34,498	36,915	37,328	36,017
Other assets and real estate owned (OREO)	1,311	2,414	2,742	2,619	4,514	3,227
Total non-performing assets	$32,667	$38,509	$37,240	$39,534	$41,842	$39,244

	For the quarter ended,
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2016	2016	2015	2015	2015	2015
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$31,378	$30,031	$30,495	$31,699	$30,571	$28,530
Non-accrual balances transferred to OREO	-	-	(423)	(180)	(1,309)	(32)
Non-accrual balances charged-off	(1,305)	(274)	(869)	(752)	(549)	(1,077)
Net payments or draws	(4,810)	(914)	(3,084)	(1,846)	(2,970)	(1,067)
Loans placed on non-accrual	2,671	2,535	3,912	1,574	5,956	4,217
Non-accrual loans brought current	-	-	-	-	-	-
Balance at end of period	$27,934	$31,378	$30,031	$30,495	$31,699	$30,571

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$41,766	$40,895	$39,661	$38,713	$37,475	$37,802
Provision for loan and lease losses	2,957	1,236	1,850	1,706	1,218	597
Less loans charged-off, net of recoveries:
Commercial business	106	67	(128)	(25)	73	(89)
Commercial real estate:
Commercial AD&C	-	48	-	-	(547)	706
Commercial investor real estate	(107)	192	(4)	(5)	85	(5)
Commercial owner occupied real estate	(1)	(3)	725	104	(1)	212
Leasing	-	-	4	-	-	-
Consumer	364	54	(31)	348	395	43
Residential real estate:
Residential mortgage	989	15	80	342	(18)	65
Residential construction	(12)	(8)	(30)	(6)	(7)	(8)
Net charge-offs	1,339	365	616	758	(20)	924
Balance at end of period	$43,384	$41,766	$40,895	$39,661	$38,713	$37,475

Asset Quality Ratios:
Non-performing loans to total loans	0.85%	1.01%	0.99%	1.08%	1.13%	1.14%
Non-performing assets to total assets	0.69%	0.82%	0.80%	0.86%	0.93%	0.89%
Allowance for loan losses to loans	1.18%	1.17%	1.17%	1.16%	1.18%	1.18%
Allowance for loan losses to non-performing loans	138.36%	115.72%	118.54%	107.44%	103.71%	104.05%
Annualized net charge-offs to average loans	0.15%	0.04%	0.07%	0.09%	0.00%	0.12%

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended June 30,
	2016			2015
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$811,705	$6,934	3.42%	$734,382	$6,155	3.35%
Residential construction loans	142,854	1,268	3.57	137,216	1,268	3.71
Total mortgage loans	954,559	8,202	3.44	871,598	7,423	3.41
Commercial ADC loans	272,090	3,115	4.60	218,341	2,525	4.64
Commercial investor real estate loans	788,785	8,988	4.58	668,883	7,771	4.66
Commercial owner occupied real estate loans	684,907	8,280	4.86	624,407	7,669	4.93
Commercial business loans	453,459	4,943	4.38	398,510	4,369	4.40
Leasing	-	-	-	28	-	1.49
Total commercial loans and leases	2,199,241	25,326	4.63	1,910,169	22,334	4.69
Consumer loans	449,594	3,885	3.50	434,011	3,606	3.35
Total loans and leases (2)	3,603,394	37,413	4.17	3,215,778	33,363	4.16
Loans held for sale	8,326	64	3.08	14,075	132	3.76
Taxable securities	456,803	2,943	2.58	606,581	3,786	2.50
Tax-exempt securities (3)	282,329	2,968	4.21	291,656	3,135	4.30
Total investment securities	739,132	5,911	3.20	898,237	6,921	3.08
Interest-bearing deposits with banks	43,300	54	0.50	34,400	22	0.25
Federal funds sold	727	1	0.49	473	-	0.22
Total interest-earning assets	4,394,879	43,443	3.97	4,162,963	40,438	3.89

Less: allowance for loan and lease losses	(42,064)			(38,217)
Cash and due from banks	46,527			46,894
Premises and equipment, net	53,218			51,591
Other assets	211,783			215,439
Total assets	$4,664,343			$4,438,670

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$586,323	115	0.08%	$527,307	101	0.08%
Regular savings deposits	298,435	47	0.06	278,199	37	0.05
Money market savings deposits	907,670	495	0.22	833,382	317	0.15
Time deposits	554,707	1,384	1.00	466,632	912	0.78
Total interest-bearing deposits	2,347,135	2,041	0.35	2,105,520	1,367	0.26
Other borrowings	122,601	72	0.24	106,180	60	0.23
Advances from FHLB	519,780	2,739	2.12	605,714	3,266	2.16
Subordinated debentures	30,989	219	2.83	35,000	223	2.55
Total interest-bearing liabilities	3,020,505	5,071	0.68	2,852,414	4,916	0.69

Noninterest-bearing demand deposits	1,082,762			1,023,042
Other liabilities	39,689			46,274
Stockholders' equity	521,387			516,940
Total liabilities and stockholders' equity	$4,664,343			$4,438,670

Net interest income and spread		$38,372	3.29%		$35,522	3.20%
Less: tax-equivalent adjustment		1,640			1,589
Net interest income		$36,732			$33,933

Interest income/earning assets			3.97%			3.89%
Interest expense/earning assets			0.46			0.47
Net interest margin			3.51%			3.42%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2016 and 2015. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.6 million and $1.6 million in 2016 and 2015, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Six Months Ended June 30,
	2016			2015
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$809,574	$13,802	3.41%	$729,343	$12,279	3.37%
Residential construction loans	138,781	2,463	3.57	134,849	2,489	3.72
Total mortgage loans	948,355	16,265	3.43	864,192	14,768	3.42
Commercial ADC loans	266,888	6,113	4.61	212,257	4,862	4.62
Commercial investor real estate loans	769,803	17,600	4.60	657,088	15,350	4.71
Commercial owner occupied real estate loans	681,347	16,365	4.83	618,100	15,200	4.96
Commercial business loans	457,181	9,956	4.38	390,853	8,507	4.39
Leasing	-	-	-	36	1	3.76
Total commercial loans and leases	2,175,219	50,034	4.63	1,878,334	43,920	4.72
Consumer loans	450,335	7,774	3.49	429,746	7,106	3.35
Total loans and leases (2)	3,573,909	74,073	4.16	3,172,272	65,794	4.18
Loans held for sale	11,181	198	3.54	10,583	208	3.94
Taxable securities	490,338	6,356	2.59	617,861	7,722	2.50
Tax-exempt securities (3)	284,524	6,024	4.23	294,024	6,305	4.29
Total investment securities	774,862	12,380	3.20	911,885	14,027	3.08
Interest-bearing deposits with banks	42,777	107	0.50	35,273	44	0.25
Federal funds sold	608	2	0.48	473	1	0.22
Total interest-earning assets	4,403,337	86,760	3.96	4,130,486	80,074	3.90

Less: allowance for loan and lease losses	(41,567)			(37,833)
Cash and due from banks	46,783			46,663
Premises and equipment, net	53,396			51,127
Other assets	212,915			215,567
Total assets	$4,674,864			$4,406,010

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$577,771	223	0.08%	$525,692	207	0.08%
Regular savings deposits	294,339	89	0.06	274,220	71	0.05
Money market savings deposits	902,352	932	0.21	832,549	590	0.14
Time deposits	538,435	2,634	0.98	455,147	1,693	0.75
Total interest-bearing deposits	2,312,897	3,878	0.34	2,087,608	2,561	0.25
Other borrowings	116,792	138	0.24	98,228	110	0.23
Advances from FHLB	599,423	6,113	2.05	614,254	6,502	2.13
Subordinated debentures	32,995	473	2.87	35,000	442	2.53
Total interest-bearing liabilities	3,062,107	10,602	0.70	2,835,090	9,615	0.68

Noninterest-bearing demand deposits	1,052,116			1,004,965
Other liabilities	37,793			46,824
Stockholders' equity	522,848			519,131
Total liabilities and stockholders' equity	$4,674,864			$4,406,010

Net interest income and spread		$76,158	3.26%		$70,459	3.22%
Less: tax-equivalent adjustment		3,304			3,153
Net interest income		$72,854			$67,306

Interest income/earning assets			3.96%			3.90%
Interest expense/earning assets			0.49			0.47
Net interest margin			3.47%			3.43%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2016 and 2015. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $3.3 million and $3.2 million in 2016 and 2015, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.